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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

               NUVEEN MULTI-STRATEGY INCOME & GROWTH FUND 2 (JQC)
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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[NUVEEN INVESTMENTS LOGO]

                                                                    May 31, 2007

                          ** URGENT ACTION REQUIRED **

Dear Shareholder:

     The annual shareholder meeting for the Nuveen Preferred and Convertible Income Fund 2, which was convened on April 11, 2007 and adjourned to May 31, 2007, HAS BEEN RE-ADJOURNED TO JUNE 29, 2007. The Proxy Statement previously mailed to you contains several important proposals that require your vote. Although the response from other shareholders has been overwhelmingly favorable, to date we have not received your vote.

PLEASE HELP THE FUND AVOID THE EXPENSE OF ADDITIONAL SOLICITATION EFFORTS BY VOTING YOUR SHARES AS SOON AS POSSIBLE. THERE ARE SEVERAL CONVENIENT VOTING
OPTIONS:

     1) VOTE BY TELEPHONE: Call 1-800-454-8683 and have the control number found on your form ready when prompted.

     2) VOTE BY INTERNET: Go to WWW.PROXYVOTE.COM and enter the control number and follow the instructions on the site.

     3)   VOTE BY MAIL: Sign and date your card. Mail in the enclosed envelope.

     For the reasons set forth in the Proxy Statement, your Board Members unanimously recommend a vote FOR all proposals to be considered at the adjourned meeting and believe the proposals are in the best interest of shareholders of the Fund.

     If you have any questions regarding the proxy, please call the Fund's proxy solicitor, D.F. King & Co., Inc.; toll free at 1-866-342-4881 between the hours of 8:00 a.m. and 10:00 p.m. Eastern Time Monday to Friday, or 11:00 a.m. to 6:00 p.m. Eastern Time on Saturday.


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                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
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